EXHIBIT 10.7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO LICENSE AGREEMENT

This first amendment (“First Amendment”) is entered into and effective as of July 1, 2009, by and between PHRI Properties, Inc., a nonprofit corporation of the State of New Jersey having offices at 225 Warren Street, Newark, New Jersey 07103, United States (“PHRI PROPERTIES”) and Oxford Immunotec Limited, an English company having offices at 94C Milton Park, Abingdon, Oxfordshire OX14 4RY, United Kingdom (“OXFORD IMMUNOTEC”), collectively “the Parties.”. This First Amendment amends the License Agreement (the “Agreement”) having an effective date of June 30, 2006, by and between The Public Health Research Institute of The City of New York, Inc., a not-for-profit research corporation of the State of New York having offices at 225 Warren Street, Newark, New Jersey 07103, United States (“PHRI”), and OXFORD IMMUNOTEC. PHRI PROPERTIES is the assignee of PHRI to its rights and obligations under the Agreement.

1.	PHRI PROPERTIES shall be substituted in the Agreement in each instance where PHRI appears.

2.	A new definition is added to the Agreement as Section 1.16, as follows:

1.16 “Average Net Sales Price” shall apply to performance of a Licensed Assay utilizing a Licensed Product in a country or region (as specified below) only when Straight Sales of Licensed Products that are distributed to third parties in that country or region in a reporting period constitute at least [***] percent ([***]%) of the total number of (i) Licensed Products that are distributed to third parties and (ii) Licensed Products that are used in Licensed Assays performed by OXFORD IMMUNOTEC and its Affiliates in that country or region in the reporting period. “Average Net Sales Price” shall mean the mean Net Sales Price of Straight Sales of the Licensed Products to third parties in the same country or region during the reporting period, but not less than the minimum amount specified below. Countries and regions, and applicable minimum amounts of Average Net Sales Price for each are:

United States of America, [***] US dollars

United Kingdom, [***] British pounds

Europe outside the United Kingdom, [***] Euros

Canada, [***] US dollars

Mexico, Central America, South America, and the Caribbean, [***] US dollars

Middle East, [***] Euros

Africa, [***] Euros

Australia and New Zealand, [***] US dollars

Asia, [***] Euros

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Section 4.4 of the Agreement is amended and completely restated to read, as follows:

4.4 Earned Royalties. OXFORD IMMUNOTEC shall pay to PHRI PROPERTIES an earned royalty for each distribution of a Licensed Product and for each performance of a Licensed Assay, as follows:

(a)	for each distribution of a Licensed Product by OXFORD IMMUNOTEC or an Affiliate to a third party, [***] percent ([***]%) of the Net Sales Price;

(b)	for each performance of a Licensed Assay by OXFORD IMMUNOTEC or an Affiliate that utilizes a Licensed Product, [***] percent ([***]%) of the Average Net Sales Price, if Average Net Sales Price is applicable under Section 1.16: or

(c)	for each performance of a Licensed Assay by OXFORD IMMUNOTEC or an Affiliate not falling within subsection (b) above, [***] percent ([***]%) of Net Service Revenues.

Royalties under this Section 4.4 shall be payable on a Licensed Product-by-Licensed Product basis or Licensed Assay-by-Licensed Assay basis for so long as there are Valid Claims of PHRI PROPERTIES Patent Rights covering that Licensed Product or that Licensed Assay. Only one royalty shall he due for a Licensed Product or for a Licensed Assay.

4.	Section 5.2 is amended to additionally require that OXFORD IMMUNOTEC shall, with respect to any earned royalty payment paid under Section 4.4(b), report, by country or region, (i) the total number of Licensed Products distributed to third parties in the reporting period, (ii) the total number of Licensed Products used in Licensed Assays performed by OXFORD IMMUNOTEC or its Affiliates in the reporting period, and (iii) the number of Licensed Products sold to third parties at each Net Sales Price during the reporting period.

IN WITNESS WHEREOF, the Parties have set their hands and seals and duly executed this Agreement on the date(s) indicated below.

OXFORD IMMUNOTEC LIMITED		PHRI PROPERTIES, INC.

By:	/s/ Simon Turner	By:	/s/ Francis X. Colford
	Simon Turner		Francis X. Colford
	Vice President, Finance and Administration		Chief Financial Officer

Date:	29 June 2009	Date: